Exhibit 10.126

A CREDIT LINE DEED OF TRUST AND SECURITY AGREEMENT

                      THIS DEED OF TRUST AND SECURITY AGREEMENT (together with all exhibits and schedules hereto and all extensions, renewals, amendments, substitutions and replacements hereto and hereof this "Deed of Trust" is dated January 29, 2009, and effective as of January 30, 2009, by GRAND CENTRAL LIMITED PARTNERSHIP, a Delaware limited partnership (the "Grantor"), with an office at 180 East Broad Street, 21st Floor, Columbus, OH 43215, in favor of Camden P. Siegrist, a resident of Kanawha County, West Virginia (the "Trustee") with a principal address at 600 Quarrier Street, Charleston, West Virginia 25301 for the benefit of FIRST COMMONWEALTH BANK (the "Beneficiary"), with its principal office at Philadelphia and Sixth Streets, Indiana, Pennsylvania 157019.

WITNESSETH:

                      WHEREAS, the Grantor is the owner in fee simple of a certain tract or parcel of land located in the City of Parkersburg, County of Wood, State of West Virginia, and more particularly described in Exhibit A attached hereto and made a part hereof, together with the improvements now or hereafter erected thereon; and

                      WHEREAS, the Grantor (in such capacity, the "Borrower") is indebted to the Beneficiary in connection with a certain term loan in the aggregate principal amount not to exceed Forty Seven Million and 00/100 Dollars ($47,000,000.00) (the "Loan") pursuant to the terms and conditions of that certain Loan Agreement dated as of January 30, 2009, (the Loan Agreement, together with all exhibits, schedules, extensions, renewals, amendments, substitutions and replacements thereto and thereof is referred to herein as the "Loan Agreement"); and

                      WHEREAS, the Borrower has made and delivered to the Beneficiary that certain Term Note dated as of even date herewith in the aggregate principal face amount of $47,000,000.00 (together with all extensions, renewals, amendments, substitutions and replacements thereto and thereof, collectively the "Note");

                      NOW, THEREFORE, in consideration of the Loan and for the purpose of securing the payment and performance by the Borrower to the Beneficiary of the following obligations (collectively called the "Obligations"):

                      (i)           The Loan, the Note and all other loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Beneficiary under or in connection with the Loan Agreement, the Note or any of the other Loan Documents (as such term is defined in the Loan Agreement) of any kind or nature including, without limitation, all Obligations (as such term is defined in the Loan Agreement), present or future, whether or not  (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest or currency swap, future, option or other interest rate protection or similar agreement including, without limitation, any Rate Management Agreement entered into by and between the Bank and the Borrower in connection with the Loan, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, or (vii) arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Beneficiary to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account or out of the Beneficiary's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements; and any amendments, extensions, renewals or increases of or to any of the foregoing, and all costs and expenses of the Beneficiary incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expense; and (viii) any sums advanced by the Beneficiary or which may otherwise become due pursuant to the provisions of this Deed of Trust or pursuant to any of the other Loan Documents the Grantor, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, does hereby give, grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto the Trustee, in trust with the power of sale, and does agree that the Trustee on behalf of the Beneficiary shall have a security interest in the following described property, all accessions and additions thereto, all substitutions therefor and replacements and proceeds thereof, and all reversions and remainders of such property now owned or held or hereafter acquired (the "Property"), to wit:

                      (a)           All of the Grantor's estate in the premises described in Exhibit A, together with all of the easements, rights of way, privileges, liberties, hereditaments, gores, streets, alleys, passages, ways, waters, watercourses, rights and appurtenances thereunto belonging or appertaining, and all of the estate, right, title, interest, claim and demand whatsoever of the Grantor therein and in the public streets and ways adjacent thereto, either in law or in equity (the "Realty");

                      (b)           All of the buildings, structures and improvements of every kind and description now or hereafter erected or placed on the Realty, and all facilities, fixtures, machinery, apparatus, appliances, installations, machinery and equipment, including, without limitation, all building materials to be incorporated into such buildings, all electrical equipment necessary for the operation of such buildings and heating, air conditioning and plumbing equipment now or hereafter attached to, located in or used in connection with those buildings, structures or other improvements (the "Improvements");

                      (c)           All machinery, apparatus, equipment, fittings, appliances and fixtures of every kind and nature whatsoever, and regardless of whether the same may now or hereafter be attached or affixed to the Realty or Improvements, including, without limitation, all electrical, antipollution, heating, lighting, incinerating, power, air conditioning, plumbing, lifting, cleaning, fire prevention, fire extinguishing, apparatus, equipment, fittings, appliances and fixtures, and all engines, pipes, pumps, tanks, motors, conduits, ducts, compressors, elevators and escalators, and all articles of personal property and goods of every kind and nature whatsoever now or hereinafter affixed to, attached to, placed upon, or used or usable in any way in connection with the use, enjoyment, occupancy or operation of the Realty or Improvements (collectively, the "Equipment");

                      (d)           All rents, issues and profits arising or issuing from the Realty and the Improvements (the "Rents") including, but not limited to, the Rents arising or issuing from all leases and subleases now or hereafter entered into covering all or any part of the Realty and Improvements (the "Leases"), all of which Leases and Rents are hereby assigned to the Beneficiary by the Grantor.  The foregoing assignment shall include, without limitation, all cash or securities deposited under Leases to secure performance of lessees of their obligations thereunder, whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more installments of rent coming due prior to the expiration of such terms.  The foregoing assignment extends to Rents arising both before and after the commencement by or against the Grantor of any case or proceeding under any federal or state bankruptcy, insolvency or similar law.  The Grantor will execute and deliver to the Beneficiary, on demand, such assignments and instruments as the Beneficiary may require to implement, confirm, maintain and continue the assignment hereunder;

                      (e)           All of the Grantor's rights and interests in all agreements now or hereafter in existence providing for or relating to the construction, maintenance, operation or management of the Property or any part thereof, including the plans and specifications therefor, and all copies thereof (together with the right to amend or terminate the same or waive the provisions of the foregoing), and any amendments, renewals and replacements thereof; to the extent permitted by the relevant authorities, all licenses, permits and approvals for the ownership, construction, maintenance, operation, use and occupancy of the Property, or any part thereof and any amendments, renewals and replacements thereof; all of the Grantor's rights and interests in all warranties and guaranties from contractors, subcontractors, suppliers and manufacturers to the maximum extent permissible relating to the Property or any part thereof; all insurance policies covering or affecting the Property or any part thereof (collectively, the "Other Property");

                      (f)           All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims; and

                      (g)           Without limiting any of the other provisions of this Deed of Trust, the Grantor, as debtor, expressly grants unto the Beneficiary, as secured party, a security interest in all those portions of the Property which may be subject to the Uniform Commercial Code provisions applicable to secured transactions under the laws of any state, and the Grantor will execute and deliver to the Beneficiary on demand such financing statements and other instruments as the Beneficiary may require in order to perfect and maintain such security interest under the Uniform Commercial Code on the aforesaid collateral.

                      In trust, nevertheless, unto the Trustee, to secure the performance and observance of the Borrowers' obligations hereunder and under the other Loan Documents.

                      This Deed of Trust is a credit line deed of trust for the purposes of West Virginia Code Section 38-1-14, and secures a maximum principal amount of indebtedness outstanding at any time equal to $47,000,000.000 and any other advances made pursuant to the terms hereof, plus accrued and unpaid interest, and this Deed of Trust also is security for taxes, insurance premiums and other obligations, including interest thereon, undertaken by the Bank or the Trustee pursuant to the provisions of this Deed of Trust or the other Loan Documents.  This Deed of Trust secures future advances, which the Bank has agreed to make to the Grantor in accordance with the terms and provisions of the Note and the Loan Documents.  Such further advances are intended to be obligatory within the meaning of West Virginia Code Section 38-1-14.  All notices to be given to the Bank pursuant to West Virginia Code Section 38-1-14 shall be given as set forth in Section 24.

                      THE NAME AND RESIDENCE OF THE BENEFICIAL OWNER OF THE NOTE IS FIRST COMMONWEALTH BANK, PHILADELPHIA AND 6TH STREETS, P.O. BOX 400, INDIANA, PENNSYLVANIA 15701.

                      Provided, however, that if the Grantor shall pay to the Beneficiary the Obligations, and if the Grantor shall keep and perform each of their other covenants, conditions and agreements set forth herein and in the other Loan Documents, then, upon the termination of all obligations, duties and commitments of the Grantor under the Obligations and this Deed of Trust, the estate hereby granted and conveyed shall become null and void.

                      AND GRANTOR hereby warrants, covenants and agrees as follows:

                      1.           Warranty of Title.  The Grantor represents and warrants to the Beneficiary that the Grantor has good and marketable title to an estate in fee simple absolute in the Realty and the Improvements and has all right, title and interest in all other property constituting a part of the Property, in each case free and clear of all Liens (as defined in the Loan Agreement), except for Permitted Liens (as defined in the Loan Agreement).  This Deed of Trust is a valid and enforceable first Lien on the Property (except for Permitted Liens), and the Beneficiary shall, subject to the Grantor's right of possession prior to an Event of Default (as defined below), quietly enjoy and possess the Property.  The Grantor shall preserve such title as it warrants herein and the validity and priority of the Lien hereof and shall forever warrant and defend the same to the Beneficiary against the claims of all Persons.  All of the representations and warranties of the Grantor set forth in the Environmental Indemnity Agreement (as defined in the Loan Agreement) are incorporated herein by reference as if set forth herein.

                      2.           Payment and Performance of Obligations.  Until all of the Obligations shall have been fully paid, satisfied and discharged the Grantor shall pay or cause to be paid and perform all Obligations when due as provided in the Loan Documents.

                      3.           Legal Requirements. Until all of the Obligations shall have been fully paid, satisfied and discharged the Grantor shall promptly comply with and conform to all present and future Governmental Rules which may be applicable to the Grantor or to any of the Property.

                      4.           Impositions.

                      (a)           Before interest or penalties are due thereon and otherwise when due, the Grantor shall pay all taxes of every kind and nature, all charges for any easement or agreement maintained for the benefit of any of the Property, all general and special assessments (including, without limitation, any condominium or planned unit development assessments, if any), levies, permits, inspection and license fees, all water and sewer rents and charges, and all other charges and Liens, whether of a like or different nature, even if unforeseen or extraordinary, imposed upon or assessed against the Grantor or any of the Property.  The Grantor shall comply in all respects with all agreements, mortgages, covenants, and restrictions now or hereafter affecting the Realty or Improvements.  The obligations referred to in this Section are hereinafter collectively referred to as the "Impositions".  Within thirty (30) days after the payment of any Imposition, the Grantor shall deliver to the Beneficiary evidence acceptable to the Beneficiary of such payment.  The Grantor's obligations to pay the Impositions shall survive the Beneficiary's taking title to the Property through foreclosure, deed-in-lieu or otherwise.  The Grantor shall also deliver to the Beneficiary, within ten (10) days of receipt thereof, copies of all settlements and notices pertaining to the Impositions which may be issued by any Governmental Authority.

                      (b)           Subject to the right of the Grantor to contest the payment of an Imposition as provided in Section 7 hereof, the Beneficiary may pay or perform any Imposition and add the amount so paid or the cost incurred to the Obligations, and all such amounts shall on demand be due and payable, together with interest thereon from the date of such demand at the Default Rate (as such term is defined in the Note).

                      5.           Insurance.

                      (a)           The Grantor shall maintain commercial general liability insurance, special perils property insurance, loss of income insurance, contractual liability insurance for all indemnification obligations of the Grantor under all leases, and such other insurance as may be required from time to time by the Beneficiary.  The amounts, coverages and other terms and conditions of the insurance policies shall at all times be satisfactory to the Beneficiary and shall satisfy any co-insurance requirements of the Beneficiary.  The Grantor shall pay as they become due all premiums for such insurance, shall keep each policy in full force and effect, shall deliver to the Beneficiary evidence of the payment of the full premium therefor at least twenty (20) days prior to the expiration date of each policy, and shall deliver to the Beneficiary the original policies of insurance or acceptable evidence thereof, with noncontributory mortgagee clauses in favor of and acceptable to the Beneficiary.  The Grantor's liability insurance and property policies shall specifically name the Beneficiary as an additional insured and as lender loss payee respectively.  Each policy shall provide for written notice to be received by the Beneficiary at least thirty (30) days prior to any cancellation, non-renewal or amendment of such insurance.

                      (b)           The Grantor shall deliver to the Beneficiary, at the time of each renewal of the policy (but at least once every three (3) years), a statement reasonably satisfactory to the Beneficiary as to the then replacement and insurable values of the Improvements as determined by the underwriter of fire insurance on the Property or by a qualified appraiser approved by the Beneficiary.

                      (c)           The Grantor shall promptly comply with and conform to (i) all provisions of each such insurance policy and (ii) all requirements of the insurers thereunder applicable to the Grantor or any of the Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the Property, even if such compliance necessitates structural changes or improvements or results in interference with the use or enjoyment of any of the Property, provided however that the Grantor shall obtain the prior written consent of the Beneficiary (which consent shall not be unreasonably withheld) prior to making any material structural changes or improvements or interfering with the use or enjoyment of any of the Property.  The Grantor shall not use or permit any party to use any of the Property in any manner which would permit the insurer to cancel any insurance policy.

                      (d)           The Grantor shall not adjust, collect or compromise any property claims under said policies without the prior written consent of the Beneficiary.  Each insurer is hereby authorized and directed to make payment under said policies, including return of unearned premiums, directly to the Beneficiary instead of to the Grantor and the Beneficiary jointly, and the Grantor appoints the Beneficiary as the Grantor's attorney-in-fact to endorse any draft therefor.  All insurance proceeds shall be payable to the Beneficiary and such proceeds may, during the continuance of an Event of Default, at the Beneficiary's sole option, be applied to any part of the Obligations and in any order (notwithstanding that such Obligations may not then be due and payable) or to the repair and restoration of any of the Property.  The Beneficiary shall not be deemed to have elected such option until such option is elected specifically in writing.  Until so elected, the Beneficiary shall not in any circumstances be deemed to have waived its right to make such election.

                      (e)           In the event of any casualty (whether or not insured against) resulting in damage to any of the Property, unless an uncured Event of Default exists and the Beneficiary shall have elected to apply the insurance proceeds to the payment of the Obligations, the Grantor, whether or not such insurance proceeds shall be sufficient for the purpose, shall promptly commence and diligently continue to restore the Property as nearly as possible to its value, condition and character immediately prior to such casualty.  In that event, the Beneficiary shall have the right to hold any insurance proceeds and disburse them to the Grantor or for the account of the Grantor as the restoration progresses, as provided in Section 12 hereof.

                      (f)           In the event of loss, any separate insurance concurrent in form or contributing  with that required to be maintained under this Section shall contain a non-contributory mortgagee clause in favor of and acceptable to the Beneficiary, and a duplicate original policy shall be delivered promptly to the Beneficiary; provided however that no such concurrent or contributing insurance shall be maintained without the prior written consent of the Beneficiary.

                      6.           Installments for Insurance, Taxes and Other Charges.  After the occurrence of an Event Default, the Grantor shall, if requested by the Beneficiary, pay to the Beneficiary monthly, an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies referred to hereinabove  and the annual Impositions and any other item which at any time may be or become a Lien upon the Property (the "Escrow Charges").  The amounts so paid shall be used in payment of the Escrow Charges so long as no Event of Default shall have occurred.  No amount so paid to the Beneficiary shall be deemed to be trust funds, nor shall any sums paid bear interest.  The Beneficiary shall have no obligation to pay any insurance premium or Imposition if at any time the funds being held by the Beneficiary for such premium or Imposition are insufficient to make such payments.  Upon the occurrence of an Event of Default, the Beneficiary shall have the right, at its election, to apply any amount so held against the Obligations due and payable in such order as the Beneficiary may deem fit, and the Grantor hereby grants to the Beneficiary a Lien upon and security interest in such amounts for such purpose.

                      7.           Right of Contest.  The Grantor may in good faith contest, by proper legal proceedings, the validity of any Legal Requirement or the validity or amount of any Imposition, provided, (i) an Event of Default does not exist; (ii) the Grantor provides the Beneficiary with security satisfactory to the Beneficiary assuring compliance with or payment of the Imposition and any additional charge, interest, penalty, expense or other payment which may arise from or be incurred as a result of such contest; and (iii) such contest operates to suspend enforcement of compliance with or collection or enforcement of the Imposition and is maintained and prosecuted with diligence, except in the case of real estate tax assessment appeals, such contest only may be made if all real estate taxes are paid.

                      8.           Maintenance and Impairment of Security.  The Grantor shall keep or cause to be kept the Property in good condition and order and in a rentable and tenantable state of repair and will make or cause to be made, as and when necessary, all repairs, renewals, and replacements, structural and nonstructural, exterior and interior, foreseen and unforeseen, ordinary and extraordinary, provided however that no material structural repairs, renewals or replacements shall be made without the Beneficiary's prior written consent, which consent shall not be unreasonably withheld.  The Grantor shall not remove, demolish or alter the Property or any part thereof, nor commit or suffer waste with respect thereto, nor permit the Property to become deserted or abandoned.  The Grantor shall permit the Beneficiary and its agents at any reasonable time, and from time to time, to enter upon and visit the Property for the purpose of inspecting and appraising the same.  The Grantor covenants and agrees not to take or permit any action with respect to the Property which will in any manner impair the security of this Deed of Trust.

                      9.           Use of Property.  Unless the Beneficiary otherwise gives its prior written consent, the Grantor shall not use or permit others to use the Property for other than as an office and retail complex and for other appurtenant and related uses.

                      10.           Condemnation.  If at any time when an Event of Default shall have occurred and be continuing, the Mortgaged Property, or any part thereof, is taken or damaged by condemnation proceedings under right of eminent domain or in any other manner, the Mortgagee shall be entitled to receive all compensation, damages, awards, or other relief, for the benefit of the Mortgagee; the Mortgagors hereby assign to the Mortgagee all such proceeds to be applied on account of the Obligations after deducting therefrom all expenses incurred, including attorneys' fees; and the Mortgagee shall be authorized, at its option, to commence, appear in, and/or prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such taking or damage.

                      11.           No Credits on Account of the Debt.  Grantor will not claim or demand or be entitled to any credit or credits on account of the unpaid principal balance of the Note together with all interest thereon ("Debt") for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Deed of Trust or the Debt.  In the event such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by written notice of not less than ninety (90) days, to declare the Obligations immediately due and payable.

                      12.           Restoration.

                      (a)           All amounts received by the Beneficiary pursuant to Section 5 or Section 10 hereof may either be held in a restoration fund (the "Restoration Fund") by the Beneficiary or, if it refuses to serve, a bank or trust company appointed by the Beneficiary which has a combined capital and surplus of not less than $100,000,000, as restoration fund trustee (the "Restoration Fund Trustee"), with any additions thereto that may be required by the Beneficiary as hereinafter provided.  The interest or income, if any, received on all deposits or investments of any moneys in the Restoration Fund shall be added to the Restoration Fund.  If the Beneficiary consents to the deposit of such funds in an interest-bearing  account or otherwise consents to the investment of such funds, neither the Beneficiary nor the Restoration Fund Trustee shall be liable or accountable for any loss resulting from any such deposit or investment, or for any withdrawal, redemption or sale of deposits or investments.  The Beneficiary and the Restoration Fund Trustee may impose reasonable charges for services performed in managing the Restoration Fund and may deduct such charges therefrom.  Restoration shall be performed only in accordance with the following conditions: (i) prior to commencement of restoration and from time to time during restoration, the Beneficiary may require the Grantor to deposit additional moneys into the Restoration Fund in amounts which in the Beneficiary's judgment are sufficient to defray all costs to be incurred to complete the restoration and all costs associated therewith, including labor, materials, architectural and design fees and expenses and contractor's fees and expenses, and the Beneficiary shall have approved a budget and cost breakdown for the restoration, together with a disbursement schedule, in detail satisfactory to the Beneficiary; (ii) prior to commencement of restoration, the Grantor shall provide satisfactory evidence of rental loss insurance payments sufficient to replace any rents that are reduced or abated during the projected restoration period or shall deposit additional funds in the Restoration Fund to compensate for any shortfall in projected debt service payments during the restoration period, in the Beneficiary's reasonable discretion; (iii) prior to commencement of restoration, the contracts, contractors, plans and specifications for the restoration shall have been approved by the Beneficiary and all Governmental Authorities having jurisdiction, and the Beneficiary shall be provided with satisfactory title insurance and acceptable surety bonds insuring satisfactory completion of the restoration and the payment of all subcontractors and materialmen; (iv) all restoration work shall be done under fixed price contracts, fully bonded; (v) at the time of any disbursement, an Event of Default, or any event or condition which with the passage of time or the giving of notice, or both, would constitute an Event of Default, shall not have occurred, no mechanics' or materialmen's liens shall have been filed and remain undischarged and an endorsement to its title insurance policy, satisfactory to the Beneficiary, shall have been delivered to the Beneficiary; (vi) disbursements from the Restoration Fund shall be made from time to time, but not more frequently than once each calendar month, for completed work under the aforesaid contracts (subject to retainage) and for other costs associated therewith and approved by the Beneficiary, upon receipt of evidence satisfactory to the Beneficiary of the stage of completion and of performance of the work in a good and workmanlike manner in accordance with the contracts, plans and specifications as approved by the Beneficiary; (vii) the Grantor will pay the cost of the Beneficiary's inspecting architect or engineer and the cost of any attorney's fees and disbursements incurred by the Beneficiary in connection with such restoration; (viii) the Beneficiary shall have the option to retain up to ten percent (10%) of the cost of all work until the restoration is fully completed, as determined by the Beneficiary, and all occupancy permits therefor have been issued; (vix) the Beneficiary may impose such other reasonable conditions, including a restoration schedule, as are customarily imposed by construction lenders to assure complete and lien-free restoration; and (x) any sum remaining in the Restoration Fund upon completion of restoration shall, at the Beneficiary's option, be applied to any part of the Obligations and in any order (notwithstanding that any of such Obligations may not then be due and payable) or be paid to the Grantor.

                      (b)           If within a reasonable period of time after the occurrence of any loss or damage to the Property, the Grantor shall not have submitted to the Beneficiary and received the Beneficiary's approval of plans and specifications for the repair, restoration or rebuilding of such loss or damage or shall not have obtained approval of such plans and specifications from all Governmental Authorities whose approval is required, or if, after such plans and specifications are approved by the Beneficiary and by all such Governmental Authorities, the Grantor shall fail to commence promptly such repair, restoration or rebuilding, or if thereafter the Grantor fails to carry out diligently such repair, restoration or rebuilding or is delinquent in the payment to mechanics, materialmen or others of the costs incurred in connection with such work, or if any other condition of this Section is not satisfied within a reasonable period of time after the occurrence of any such loss or damage, then the Beneficiary, or any lawfully appointed receiver of the Property, in addition to all other rights herein set forth, and, after giving the Grantor thirty (30) days written notice of the nonfulfillment of one or more of the foregoing conditions may, failing the Grantor's fulfillment of said conditions within said thirty (30) day period, at the Beneficiary's option, (i) declare that an Event of Default has occurred and/or apply all proceeds to the payment of any Obligations, and/or (ii) may perform or cause to be performed such repair, restoration or rebuilding, and may take such other steps as they deem advisable to carry out such repair, restoration or rebuilding, and may enter upon the Property for any of the foregoing purposes, and the Grantor hereby waives, for itself and all others holding under it, any claim against the Beneficiary and such receiver (other than a claim based upon the alleged gross negligence or intentional misconduct of the Beneficiary or any such receiver) arising out of anything done by them or any of them pursuant to this Section, and the Beneficiary may in its discretion apply any insurance or condemnation proceeds held by it to reimburse itself and/or such receiver for all amounts expended or incurred by it in connection with the performance of such work, including attorney's fees, and any excess costs shall be paid by the Grantor to the Beneficiary and the Grantor's obligation to pay such excess costs shall be secured by the Lien of this Deed of Trust and shall bear interest at the Default Rate, until paid.

                      (c)           The Grantor waives any and all right to claim or recover against the Beneficiary, its officers, employees, agents and representatives, for loss of or damage to the Grantor, the Property, the Grantor's property or the property of others under the Grantor's control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.

                      13.           Books and Records.  The Grantor shall maintain and the Beneficiary shall have access to complete and adequate books of account and other records relating to the financing, development, construction, leasing, management, operation and use of the Property as the Beneficiary may require, and the Grantor will discuss the finances and business of the Property with the Beneficiary, as the Beneficiary may request.  Such books and records shall be kept in all material respects in accordance with GAAP consistently applied.  The Grantor shall permit the Beneficiary to photocopy such books and records on the Property, or, if photocopying facilities are not available on the Property, at a copying facility selected by the Beneficiary in its reasonable discretion.

                      14.           Leases.

                      (a)           The Grantor shall not (i) execute an assignment or pledge of the Rents and/or the Leases other than in favor of the Beneficiary; or (ii) accept any prepayment of an installment of any Rents for more than one (1) month in advance without the prior written consent of the Beneficiary, which consent shall not be unreasonably withheld.

                      (b)           Without the prior written consent of the Beneficiary (which consent shall not be unreasonably withheld) the Grantor shall not, in any material manner amend, modify, extend or consent to the surrender of any Lease, or make any Lease except as permitted by the Loan Agreement.

                      (c)           The Grantor shall promptly (i) perform all of the provisions of the Leases on the part of the landlord thereunder to be performed; (ii) appear in and defend any action or proceeding in any manner connected with the Leases or the obligations of the Grantor thereunder; and (iii) deliver to the Beneficiary promptly copies of any notices of default which the Grantor may at any time forward to or receive from a tenant of any Lease.

                      (d)           Each Lease shall contain terms requiring each tenant thereunder, to attorn to the Beneficiary or any other Person succeeding to the interest of the Beneficiary as a result of the enforcement of this Deed of Trust and to recognize the Beneficiary or such successor in interest as landlord under the Lease without change in the provisions thereof; provided, however, that the Beneficiary or such successor in interest shall not be bound by (i) any prepayment of an installment of rent or other obligation other than rent for the current month, or (ii) any amendment or modification to the Lease made in violation of the Loan Agreement or (iii) any obligations under the Lease to have been performed prior to the date that the Beneficiary or a purchaser in foreclosure or in lieu thereof shall have acquired title to the Property.

                      15.           Recordation.

                      (a)           The Grantor forthwith upon the execution and delivery of this Deed of Trust and thereafter from time to time, shall cause this Deed of Trust, and any security instrument creating the Lien or evidencing the Lien hereof upon the mixed or personal property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the Lien hereof upon, and the interest of the Beneficiary in, the Property.

                      (b)           The Grantor shall pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any security instrument with respect to the Improvements and any instrument of further assurance and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, the other Loan Documents, any security instrument with respect to the Improvements or any instrument of further assurance.

                      16.           Further Assurances and Covenants.  The Grantor, at the cost of the Grantor, and without expense to the Beneficiary, agrees to execute such further assurances as may be desirable by the Beneficiary for the purposes of further evidencing, carrying out and/or confirming this Deed of Trust and for all other purposes intended by this Deed of Trust.

                      17.           Events of Default.  "Event of Default" shall be as defined in the Loan Agreement.

                      18.           Remedies.

                      (a)           In the event of an Event of Default, the Beneficiary may, at its option and notwithstanding any contrary provisions in any of the other Loan Documents, without demand, notice or delay, do one or more of the following: (i) the Beneficiary may declare the entire unpaid principal balance of the Note together with all interest thereon and all other outstanding Obligations, to be due and payable immediately; (ii) the Beneficiary may (A) institute and maintain an action of mortgage foreclosure against the Property and the interests of the Grantor therein, (B) institute and maintain an action on the Note, and (C) take such other action at law or in equity for the enforcement of any of the Loan Documents as provided in the Loan Documents and as the law may allow, and in each such action the Beneficiary shall be entitled to all costs of suit and reasonable attorneys fees; (iii) the Beneficiary may, without releasing the Grantor from any obligation under any of the Loan Documents and without waiving any Event of Default: (A) collect any or all of the Rents, including any Rents past due and unpaid, (B) perform any obligation or exercise any right or remedy of the Grantor under any Lease, or (C) enforce any obligation of any tenant of any of the Property.  The Beneficiary shall not be obligated to do any of the foregoing, even if the Beneficiary may have theretofore performed obligations or exercised remedies of the Grantor or enforced obligations of tenants.  The Beneficiary may exercise any right under this subsection (iii) whether or not the Beneficiary shall have entered into possession of any of the Property, and nothing herein contained shall be construed as constituting the Beneficiary a "mortgagee in possession", unless the Beneficiary shall have entered into and shall continue to be in actual possession of the Property.  The Grantor hereby authorizes and directs each and every present and future tenant of any of the Property to pay all Rents directly to the Beneficiary and to perform all other obligations of that tenant for the direct benefit of the Beneficiary, as if the Beneficiary were the landlord under the Lease with that tenant, immediately upon receipt of a demand by the Beneficiary to make such payment or perform such obligations.  No tenant shall have any responsibility to ascertain whether such demand is permitted hereunder or whether an Event of Default shall have occurred; the Grantor hereby waives any right, claim or demand it may now or hereafter have against any such tenant by reason of such payment of Rents or performance of obligations to the Beneficiary; and any such payment or performance to the Beneficiary shall discharge the obligations of the tenant to make such payment or performance to the Grantor.  The Grantor shall indemnify the Beneficiary and hold the Beneficiary harmless from and against any and all claims, liability, damage, cost and expense (including  attorney's fees) which may be asserted against or incurred by the Beneficiary by reason of any alleged obligations to perform any provision of any Lease.  After deduction of all costs and expenses incurred in the operation and management of the Property and in the collection of the Rents (including attorneys' fees, administration expenses, management fees and brokers' commissions), the Beneficiary may apply the Rents received by the Beneficiary to the payment of any or all of the following, in such order and amounts as the Beneficiary, in its sole discretion, may elect, whether or not the same be then due:  Liens on any of the Property, Impositions, claims, insurance premiums, other carrying charges, invoices of persons who have supplied goods or services to or for the benefit of any of the Property, costs and expenses of maintenance, repair, restoration, alteration or improvement of any of the Property, or the Obligations.  The Beneficiary  may, in its sole discretion, determine the method by which, and extent to which, the Rents will be collected and obligations of tenants enforced; and the Beneficiary may waive or choose to perform or enforce any provision of any Lease.  The Beneficiary shall not be accountable for any Rents or other sums it does not actually receive.  The Grantor hereby appoints the Beneficiary as its attorney-in-fact effective upon an Event of Default to perform all acts which the Grantor is required or permitted to perform under any and all Leases; (iv) the Beneficiary may, without releasing the Grantor from any obligation under any of the Loan Documents and without waiving any Event of Default, enter upon and take possession of the Property or any portion thereof, with or without legal action and by force if necessary, or have a receiver appointed without proof of depreciation or inadequacy of the value of the Property or other security or proof of the insolvency of the Grantor.  The Beneficiary or said receiver may manage and operate the Property; make, cancel, enforce or modify the Leases or any of them; obtain and evict tenants; establish or change the amount of any Rents; and perform any acts and advance any sums which the Beneficiary deems proper to protect the security of this Deed of Trust, all such sums to be payable on demand, together with interest thereon at the Default Rate, from the date of such demand, and such sums and interest to be secured by this Deed of Trust; and (v) the Beneficiary may take possession of the Equipment and Other Property, or any portion thereof, and may use and deal with the same to the same extent as the Grantor is entitled to do so and may sell the same pursuant to law and exercise such other rights and remedies with respect to the same as may be provided by law, and file such continuation statements which it deems desirable.

                      (b)           At any time after the exercise by Beneficiary of the option to declare the entire indebtedness of Grantor under the Note to be immediately due and payable, Trustee, upon the written request of Beneficiary, in accordance with the provisions of Chapter 38, Article 1 of the Code of West Virginia, 1931, as amended, shall foreclose upon and sell the Mortgaged Property to satisfy the Debt at public auction at the front door of the courthouse of Wood County, West Virginia, for cash or cash equivalent (including, without limitation, for certified checks, bank drafts, wire transfer funds, cashier checks and any other method of payment which, in the sole discretion of Beneficiary, is "cash equivalent"), in hand on the day of sale, after first giving notice of such sale by publishing such notice in some newspaper of general circulation published in the county wherein the Mortgaged Property is located, or if there be no such newspaper, in a qualified newspaper of general circulation in said county, once a week for two successive weeks preceding the day of sale and after giving notice to grantor and to any subordinate lienholder who has previously notified Beneficiary of the existence of a subordinate lien, at least 20 days prior to the sale, and no other notice of such sale shall be required.

Beneficiary may be a purchaser at any such sale.

Any sale made hereunder may be adjourned from time to time without notice other than by oral proclamation of such adjournment at the time and place of sale, or at the time and place of any adjourned sale.

Out of the proceeds of such sale Trustee shall pay, first, the costs and expenses of executing this trust, including a reasonable fee to Trustee, or to the one so acting, as his or their commission hereunder; second, to Beneficiary and Trustee all moneys which they or any of them may have paid for taxes, assessment or other governmental charges or fees, insurance, repairs, court costs, and all other costs and expenses incurred or paid under the provisions of this Deed of Trust, together with interest thereon at the Default Rate from the date of payment; third, to Beneficiary the full amount due and unpaid on the Note and all other indebtedness hereby secured, together with all interest accrued thereon to date of payment; and fourth, the balance, if any, to Grantor, its successors or assigns, upon delivery of and surrender to the purchaser or purchasers of possession of the Mortgaged Property less the expense, if any, of obtaining such possession.

In the event that foreclosure proceedings are instituted hereunder but are not completed, Trustee shall be reimbursed for all costs and expenses and a reasonable fee for so acting in commencing and terminating such proceedings, and all costs and expenses to incurred by trustee, together with interest thereon until paid at the Default Rate, and said fee shall all be payable by Grantor on demand, and shall be and become a part of the Debt and shall be collectible as such.

Trustee or if more than one is named as Trustee, the "Trustees," may act in the execution of this trust, and in the event either of Trustees shall act alone, the authority and power of the Trustee so acting shall be a full and complete as if the powers and authority granted to Trustees herein jointly had been granted to such Trustee alone; and either or both of Trustees are hereby authorized to act by agent or attorney in the execution of this trust.  It shall not be necessary for any Trustee to be present in person at any foreclosure sale hereunder.

It is expressly covenanted and agreed by all parties hereto that Beneficiary may, at any time and from time to time hereafter, without notice, appoint and substitute another Trustee or Trustees, corporations or persons, in place of the Trustee herein named to execute the trust herein created.  Upon such appointment, either with or without a conveyance to said substituted Trustee or Trustees by the Trustee herein named, or by any substituted Trustee in case the said right of appointment is exercised more than once, the new and substituted Trustee or Trustees in each instance shall be vested with all the rights, titles, interests, powers, duties and trusts in the premises which are vested in and conferred upon the Trustee herein named; and such new and substituted Trustee or Trustees shall be considered the successors and assigns of the Trustee who is named herein and substituted in his or her place and stead.  Each such appointment and substitution shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of, this Deed of Trust, and the description of the real property herein described, which instrument, executed and acknowledged by Beneficiary or by its successors or assigns and recorded in the office of the Clerk of the County Commission of Wood County, West Virginia, shall be conclusive proof of the property substitution and appointment of successor Trustee or Trustees, and notice of such proper substitution and appointment to all parties in interest.

Notwithstanding any other provisions hereof to the contrary, a copy of any notice of trustee's sale under this Deed of Trust shall be served on Grantor by certified mail, return receipt requested, directed to Grantor at the address stated above on the first page of this Deed of Trust or to such other address given to Beneficiary in writing by Grantor, subsequent to the execution and delivery of this Deed of Trust.

                      (c)           All remedies contained in this Deed of Trust are cumulative, and the Beneficiary also has all other remedies provided by law or in equity or in any of the other Loan Documents.  No delay or failure by the Beneficiary to exercise any right or remedy under this Deed of Trust will be construed to be a waiver of that right or remedy or a waiver of any Event of Default.  The Beneficiary may exercise any one or more of its rights and remedies without regard to the adequacy of its security.

                      18.           The Beneficiary's Right to Protect Security.  The Beneficiary is hereby authorized to do any one or more of the following, irrespective of whether an Event of Default has occurred:  (a) appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of the Beneficiary hereunder; (b) take such action as the Beneficiary may determine to pay, perform or comply with any Imposition, to cure any Event of Default and to protect its security in the Property, advance sums on behalf of the Grantor to pay, perform or comply with any Imposition, prohibited Lien, claim, cost and expense in connection with the Property, including payment for utilities, fuel or any other necessary maintenance expenses, fees, insurance and repairs; and for the purpose of exercising  any such powers the Beneficiary is hereby appointed attorney-in-fact for the Grantor and is authorized to pay or advance sums to meet necessary expenses and costs of repair, employ counsel and pay reasonable attorneys' fees.  All sums paid by or otherwise owing to the Beneficiary under this Deed of Trust shall be paid by the Grantor to the Beneficiary on demand, and until paid such sums shall be added to the principal secured hereby, shall be and included as part of the Obligations and shall bear interest at the Default Rate from the date of demand.

                      19.           The Beneficiary's Costs and Expenses.  In the event of an Event of Default or the exercise by the Beneficiary of any of its rights hereunder, or if the Beneficiary shall become a party, either as plaintiff or defendant or otherwise, to any suit or legal proceeding affecting any of the Property or the Obligations, or if the Beneficiary's review and approval of any document, including a Lease, is requested by the Grantor or required by the Beneficiary, the Grantor shall pay to the Beneficiary, on demand, its costs, expenses and reasonable attorneys fees incurred in connection therewith.  If such amounts are not paid, they shall be included as part of the Obligations and shall bear interest at the Default Rate from the date of their demand.

                      20.           Security Agreement Under Uniform Commercial Code.  This Deed of Trust is a Security Agreement as defined in the Uniform Commercial Code.  Notwithstanding the filing of a financing  statement covering any of the Property in the records normally pertaining to personal property, at the Beneficiary's option all of the Property, for all purposes and in all proceedings, legal or equitable, shall be regarded (to the extent permitted by law), as part of the Realty whether or not any such item is physically attached to the Realty or Improvements.  The mention in any such financing statement of any of the Property shall not be construed as in any way altering any of the rights of the Beneficiary or adversely affecting the priority of the Lien granted hereby or by any other Loan Document, but such mention in the financing statement is hereby declared to be for the protection of the Beneficiary in the event any court shall at any time hold that notice of the Beneficiary's priority of interest, to be effective against any third party, must be filed in the Uniform Commercial Code records.

                      21.           The Grantor's Existence.  The Grantor and any subsequent owner of the interest of the Grantor in the Property (other than an individual) shall do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and its right to own property and transact business in the jurisdiction or jurisdictions where the Property is located.

                      22.           Representations and Warranties.  In addition to the general warranties and representations contained in the Loan Agreement, the Grantor represents and warrants that: (a) the Grantor is duly organized and validly existing under the laws of the jurisdiction of its formation, as hereinabove stated; (b) the Grantor has the requisite power to execute and perform this Deed of Trust and the Obligations; (c) the transactions contemplated in this Deed of Trust are and will be in all respects legal and not in violation of any Governmental Rule; (d) all information, reports, papers and data given to the Beneficiary with respect to any of the Property or the Grantor are accurate in all material respects and complete insofar as completeness may be necessary to give the Beneficiary accurate knowledge of the subject matter, and there has been no Material Adverse Change in any condition or fact stated therein; (e) the Grantor is not a party to or obligated under any instrument, and there is no litigation pending (or, to the Grantor's knowledge, threatened), which does or might have a Material Adverse Effect on the Grantor or any of the Property; (f) none of the Property has been damaged by fire or other casualty which is not now fully restored; (g) no notice of taking by eminent domain or condemnation of any of the Property has been received, and the Grantor has no knowledge that any of such is contemplated.

                      23.    Waivers by the Grantor.  The Grantor, to the extent permitted by law, hereby waives all errors and imperfections in any proceedings instituted by the Beneficiary under any of the Loan Documents and all benefit of any present or future statute of limitations or moratorium law or any other present or future law, regulation or judicial decision which (a) exempts any of the Property or any other property, real or personal, or any part of the proceeds arising from any sale thereof from attachment, levy or sale under execution, (b) provides for any stay of execution, marshalling of assets, exemption from civil process, redemption, extension of time for payment or valuation or appraisement of any of the Property, or (c) conflicts with any provision of any of the Loan Documents.

                      24.    Notices.

                      (a)    All notices required to be delivered to the Grantor pursuant to this Deed of Trust shall be in writing and shall be sent to the following address, by hand delivery, recognized national overnight courier service, telex, telegram, telecopier or other means of electronic data communication or by the United States mail, first class, postage prepaid unless another method of delivery is required by applicable law:

Grand Central Limited Partnership
c/o Glimcher Grand Central, Inc.
180 East Broad Street, 21st Floor
Columbus, OH 43215
Attention:   General Counsel
Telecopier: (614) 621-8863

                      (b)  All notices required to be delivered to the Beneficiary pursuant to this Deed of Trust shall be in writing and shall be sent to the following address, by hand delivery, recognized national overnight courier service, telex, telegram, telecopier or other means of electronic data communication or by the United States mail, first class, postage prepaid:

First Commonwealth Bank
Central Offices
P.O. Box 400
Indiana, PA 15701-0400
Attention:  Brian S. Pukylo
Telecopier:  724-745-1789

With a copy to:
Tucker Arensberg, P.C.
1500 One PPG Place
Pittsburgh, PA 15222
Attention:  Matthew J. Malcho, Esquire
Telecopier:  412-594-5619

                      (c)  All notices required to be delivered to the Trustee pursuant to this Deed of Trust shall be in writing and shall be sent to the following address, by hand delivery, recognized national overnight courier service, telex, telegram, telecopier or other means of electronic data communication or by the United States mail, first class, postage prepaid unless another method of delivery is required by applicable law:

Camden P. Siegrist, Esquire
Bowles Rice McDavid Graff & Love, LLP
600 Quarrier Street
Charleston, West Virginia 25301

                      (d)  Unless otherwise provided by applicable law, all such notices shall be effective three (3) days after mailing, the date of telecopy transmission or when received, whichever is earlier.  The Grantor, the Beneficiary and the Trustee may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                      25.           Status of Parties.  It is understood and agreed that the relationship of the parties is that of grantor and beneficiary and that nothing herein or in any of the other Loan Documents shall be construed to constitute a partnership, joint venture or co-tenancy between the Grantor and the Beneficiary.

                      26.           Severability.  In the event any one or more of the provisions contained in this Deed of Trust shall, for any reason, be held to be inapplicable, invalid, illegal, or unenforceable in any respect, such inapplicability, invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such inapplicable, invalid, illegal or unenforceable provision had never been contained herein or therein.

                      27.           Successors.  All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the successors and assigns of the Grantor and the successors and assigns of the Beneficiary; provided, however, that the Grantor may not assign this Deed of Trust without the prior written consent of the Beneficiary.

                      28.           Attorneys' Fees.  The terms "reasonable attorneys' fees" or "reasonable counsel fees" as used in this Deed of Trust shall include, but not be limited to, reasonable attorneys  fees incurred in any and all judicial, bankruptcy, reorganization, arbitration and any other proceedings, including appellate proceedings, whether such proceedings arise before or after entry of a final judgment.

                      29.           Acceleration.  In order to accelerate the maturity of the Obligations hereby secured because of the failure of the Grantor to pay any tax assessment, liability, obligation or encumbrance upon the Property as herein provided, it shall not be necessary nor requisite that the Beneficiary shall first pay the same.

                      30.           Foreclosure Sale.  In case any sale under this Deed of Trust occurs by virtue of judicial proceedings, the Property may be sold in one parcel and as an entity, or in such parcels, manner or order as the Beneficiary directs the Trustee in Beneficiary's sole discretion may elect.

                      31.           Assignment of Note and/or Deed of Trust.

                      (a)           The Grantor agrees that nothing herein shall be deemed to prohibit the assignment or negotiation, with or without recourse, of the Note or any future advances, extensions, renewals or substitutions thereto or thereof, and any of the Loan Documents or any interest of the Beneficiary therein, or the assignment of this Deed of Trust, upon notice to the Grantor of such assignment or negotiation.

                      (b)           The Grantor agrees that, if requested by the Beneficiary, the Grantor shall certify to the assignee of this Deed of Trust, to the Beneficiary, and to such other persons as the Beneficiary may reasonably request that this Deed of Trust is in full force and effect, the amount or amounts of the principal balance due hereunder, the terms of the Note and all such matters and in such form as the Beneficiary or assignee may reasonably require.  In the event that the Grantor shall fail to so certify such matters within five (5) days after receipt of the Beneficiary's written request therefor, the Grantor shall be deemed to be in default under the terms of this Deed of Trust and the Note and the Beneficiary may exercise any and all rights and remedies under the provisions hereof.

                      32.           Time of Essence.  Time is of the essence as to all of the Grantor's obligations hereunder and under the Note secured hereby and under any and all of the Loan Documents.

                      33.           Miscellaneous.  (a) The section headings in this Deed of Trust are used only for convenience in finding the subject matters and are not part of this Deed of Trust or to be used in determining the intent of the parties or otherwise interpreting this Deed of Trust; (b) as used in this Deed of Trust, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings:  (i)"including" shall mean "including but not limited to", (ii) "provisions" shall mean "provisions, terms, covenants and/or conditions", (iii) "obligation" shall mean "obligation, duty, covenant and/or condition", (iv) "any of the Property " shall mean" the Property or any part thereof or interest therein", and (v) "tenant" shall mean "tenant and/or subtenant and/or occupant and/or user of any of the Property"; (c) any act which the Beneficiary is permitted to perform under the Loan Documents may be performed at any time and from time to time by the Beneficiary or any Person designated by the Beneficiary; (d) each appointment of the Beneficiary as attorney-in-fact for the Grantor, under the Loan Documents is irrevocable and coupled with an interest; (e) except as otherwise specified herein, the Beneficiary has the right to refuse to grant its consent whenever such consent is required under the Loan Documents; (f) this Deed of Trust may be modified, amended, discharged or waived only by an agreement in writing signed by all of the parties hereto; and (g) the covenants of this Deed of Trust shall run with the land and bind the Grantor, and the respective successors and assigns of the Grantor, and all present and subsequent encumbrances, tenants and subtenants of any of the Property, and shall inure to the benefit of the Beneficiary, its successors and assigns.

                      34.           Defeasance.  If the Grantor pays to the Beneficiary in full the Obligations in accordance with the provisions of the Loan Documents, then this Deed of Trust shall become void.

                      35.           Appointment of Successor Trustee.  If the Trustee shall become disqualified from acting in the execution of this trust, or shall fail or refuse to execute the same when requested by the Beneficiary to do so; or if, for any reason, the Beneficiary shall prefer to appoint a substitute Trustee to act instead of the Trustee named herein, the Beneficiary shall have full power to appoint, by written instrument, a substitute Trustee, and, if necessary, several substitute Trustees in succession, who shall succeed to all the estate, rights, powers and duties of the original Trustee named herein.  Such appointment may be executed by any officer of the Beneficiary and shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the Beneficiary.

                      The Trustee may at any time, by an instrument in writing, constitute the Beneficiary, or its successors or assigns, his agent or attorney in fact with full power and authority to the extent which may be permitted by law, to do any and all acts and exercise any and all discretion which the Trustee is permitted to do or exercise, for and in his behalf and in his name.

                      36.           Entire Agreement.  This Deed of Trust will be binding upon and inure to the benefit of the Grantor and the Beneficiary and their respective heirs, executors, administrators, successors and assigns; provided, however, that all of the representations, indemnity, warranties, terms, conditions, provisions and covenants set forth in the Environmental Indemnity Agreement are incorporated herein by reference as if set forth herein.

                      37.           Defined Terms.  Any capitalized term used in this Deed of Trust which is not defined herein shall have the meaning ascribed to it in the Loan Documents.

                      38.           Governing Law and Jurisdiction.  This Deed of Trust has been delivered to and accepted by the Beneficiary and will be deemed to be made in the State where the Beneficiary's office indicated above is located.  THIS DEED OF TRUST WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE GRANTOR AND THE BENEFICIARY DETERMINED IN ACCORDANCE WITH THE LAWS OF PENNSYLVANIA, EXCEPT THAT THE LAWS OF THE STATE OF WEST VIRGINIA SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON THE PROPERTY OR ANY INTEREST THEREIN.   The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Beneficiary's office indicated above is located, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Grantor at the Grantor's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Deed of Trust will prevent the Beneficiary from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction.  The Grantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Beneficiary and the Grantor.  The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Deed of Trust.

                      39.           Waiver of Jury Trial.   THE GRANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS DEED OF TRUST, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS DEED OF TRUST OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.  THE GRANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, this Deed of Trust and Security Agreement has been executed and delivered by the parties hereto as of the date of their respective acknowledgements attached hereto, but effective as of the date first above written.

ATTEST/WITNESS: _______________________________ Name: Title:
GRAND CENTRAL LIMITED PARTNERSHIP, a Delaware limited partnership

By:  GLIMCHER GRAND CENTRAL, INC., a Delaware corporation, its general partner

By: _______________________(SEAL)
Name:  Mark E. Yale
Title:    Executive Vice President, Chief Financial Officer and Treasurer

ACKNOWLEDGEMENT

STATE OF OHIO                                            )
                                                                           )  SS:
COUNTY OF FRANKLIN                             )

           On this, the ____ day of January, 2009, before me, a Notary Public, personally appeared Mark E. Yale, who acknowledged himself to be the Executive Vice President, Chief Financial Officer and Treasurer of Glimcher Grand Central, Inc., a Delaware corporation, the general partner of Grand Central Limited Partnership, a Delaware limited partnership, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of Grand Central Limited Partnership by himself as such officer.

           IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year first above written.

_______________________________
Notary Public

My Commission Expires:

This instrument was prepared by:
Paul J. Atencio, Esquire
Tucker Arensberg, P.C.
1500 One PPG Place
Pittsburgh, Pennsylvania 15222